Please keep this supplement with your prospectus




                           PURISIMA TOTAL RETURN FUND
      Supplement dated August 29, 1997 to Prospectus dated October 25, 1996


The disclosure under the caption "How to Exchange Shares" and "How to Open Your Account by Wire" in the Fund's prospectus dated October 25, 1996 is supplemented by the following.

HOW TO EXCHANGE SHARES

Effective September 1, 1997, the first paragraph of this section is hereby amended to read:

         "Shareholders may exchange ($500 minimum per transaction) all or a portion of their shares in the Fund for shares of a money market fund. The money market fund is not affiliated with the Trust. You must obtain a copy of the money market fund prospectus from the Fund by calling 1-800-841-2858, and you are advised to read it carefully, before authorizing any investment in shares of the money market fund.
         See "Additional Exchange Information" regarding telephone exchanges."

HOW TO OPEN YOUR ACCOUNT BY WIRE

Effective September 1, 1997, the wiring instructions will be as follows:

         Star Bank N.A.
         ABA 042000013
         For Credit to The Purisima Funds
         Account Number: 4864-84413
         For Further Credit to:
         (Shareholder Name and Account Number)

Please call the Fund at 1-800-841-2858 for instructions prior to wiring funds.